UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014 (March 5, 2014)

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(813) 864-2559

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2014, HedgePath Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Amendment No. 2 (the “Second Amendment”) to that certain Supply and License Agreement, dated September 3, 2014 (as amended, the “Agreement”), with Mayne Pharma International Pty Ltd, a company incorporated in Australia (“Mayne Pharma”). Pursuant to the Agreement, Mayne Pharma has agreed to: (i) supply the Company with its patented formulation of the drug itraconazole, known as SUBATM-Itraconazole, in a particular dose formulation (the “Product”) for the treatment of human patients with cancer via oral administration (the “Field”) (with the initial areas of investigation being prostate, lung and skin cancer) in the United States (the “Territory”), (ii) provide the Company with an exclusive license to use and develop the intellectual property related to the Product in the Field and in the Territory and (iii) participate in a joint development committee with the Company to clinically develop the Product in the Field and in the Territory.

The Second Amendment amends the Agreement as follows:

(i) the date by which the Conditions (as defined below) must be met was extended from February 28, 2014 to March 31, 2014;

(ii) the Company has agreed to use reasonable efforts to progress the conduct of the activities set out in, and in accordance with, the development plan as set forth in the Agreement (the “Development Plan”), and to seek reimbursement of relevant amounts in accordance with the Agreement;

(iii) the Company and Mayne Pharma acknowledged and agreed that warrants may be issued in connection with an Equity Financing (as defined below) and further agreed that in the event that warrants are issued in connection with an Equity Financing, Mayne Pharma will receive a warrant on the same terms as the warrants issued in the Equity Financing for such a number of shares that will ensure that Mayne Pharma will hold at least 30% of the issued and outstanding shares of capital stock of the Company on a fully diluted, fully converted basis following the Equity Financing;

(iv) if the Company does not (i) submit a complete Investigational New Drug (“IND”) application to the United States Food and Drug Administration (the “FDA”) for the Product for at least one indication in the Field and commence dosing patients in at least two phase II or phase II/III clinical trials across at least two indications in the Field by March 31, 2015 or (ii) submit an application for a new drug application to the FDA for at least one indication by March 31, 2016, then Mayne Pharma may, by notice to Frank E. O’Donnell, Jr. M.D., the Company’s Executive Chairman, and Nicholas J. Virca, the Company’s President and Chief Executive Officer, require each of them to resign from the Company, in which case each of Hedgepath LLC, Mr. Virca and Dr. O’Donnell will forfeit all of their respective unvested Company options, and Mayne Pharma will have the right to purchase all issued and outstanding shares of the Company’s capital stock held by Mr. Virca and Dr. O’Donnell at market price, and neither Mr. Virca nor Dr. O’Donnell will be entitled to receive any severance or similar payments from the Company;

(v) in the event that Dr. O’Donnell or Mr. Virca are removed or resign from the Company’s board of directors, any replacement appointees will need to obtain unanimous approval from the remaining board members; and

(vi) Mayne Pharma waived its right to require the Company to obtain a written estimate from a contact research organization relating to the timing and completion of phase II trials on the use of the Product in the Field and waived its right to reasonably expect that the Product would launch by a date agreed upon the Company and Mayne.

Mayne Pharma may terminate the Agreement, as amended, if certain conditions (the “Conditions”) are not met by March 31, 2014. Such Conditions are summarized more fully in the Company’s Current Report on Form 8-K filed on September 10, 2013 (the “September 8-K”) and include conditions relating to a $5 million equity financing of the Company (or such lesser amount as may be approved by Mayne Pharma, the “Equity Financing”), the appointment of a representative to the board of directors of the Company, and Mayne Pharma’s acquisition of shares of the Company’s Series A Preferred Stock, representing, on an as fully converted, fully diluted basis, at least 45% of the issued and outstanding shares of capital stock of the Company (prior to the Equity Financing and the anticipated adoption by the Company of an equity incentive plan).

The Second Amendment is attached to this Current Report as Exhibit 10.1. All descriptions of the Second Amendment herein are qualified in their entirety to the text of Exhibit 10.1 hereto, which is incorporated herein by reference. The Original Agreement is attached as Exhibit 10.1 to the September 8-K. All descriptions of the Agreement herein are qualified in their entirety to the text of Exhibit 10.1 attached to the September 8-K, which is incorporated herein by reference. A First Amendment to the Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 23, 2013 (the “December 8-K). All descriptions of such First Amendment herein are qualified in their entirety to the text of Exhibit 10.1 attached to the December 8-K, which is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.1	Amendment No. 2 to Supply and License Agreement, dated March 5 2014, between the Company and Mayne Pharma.

Cautionary Note on Forward-Looking Statements

This Current Report and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the results (i) stemming from the Company’s commercial partnership with Mayne Pharma (including whether the Conditions will be met), (ii) of regulatory review of SUBA-Itraconazole and derivative products of such or (iii) sales results for derivative products of SUBA-Itraconazole to the Company) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2014	HEDGEPATH PHARMACEUTICALS, INC.

	By:	/s/ Nicholas J. Virca
	Name:	Nicholas J. Virca
	Title:	President and CEO

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